Exhibit 99.1

Listed on the New York Stock Exchange (KIM)	NEWS RELEASE

Kimco Realty and Weingarten Realty Investors Announce Closing of Merger

- Solidifies Position as the Preeminent National Open-Air, Grocery-Anchored REIT –

JERICHO, N.Y., August 4 2021—Kimco Realty Corp. (NYSE: KIM), one of North America’s largest publicly traded owners and operators of open-air, grocery-anchored shopping centers and mixed-use assets, and Weingarten Realty Investors (NYSE: WRI), a grocery-anchored Sun Belt shopping center owner, manager and developer, today announced the completion of their previously announced merger, whereby Weingarten Realty Investors merged with and into Kimco Realty Corp., with Kimco continuing as the surviving public company.  The transaction brings together two industry-leading retail real estate platforms with highly complementary portfolios, creating the preeminent open-air, grocery-anchored shopping center and mixed-use real estate owner in the country. The increased scale in targeted growth markets, coupled with a broader pipeline of redevelopment opportunities, positions the company to create significant value for its stockholders.

“We are pleased to announce the successful completion of our merger with Weingarten,” stated Conor Flynn, Chief Executive Officer of Kimco. “This strategic combination, designed to drive long-term growth and value creation, results in an expanded and more diversified portfolio with embedded growth opportunities while further strengthening our financial profile.  We look forward to the rapid integration of our platforms across our key Sun Belt markets, the realization of significant economies of scale, and the extraordinary potential of untapped redevelopment opportunities.”

As a result of this transaction, Kimco anticipates it will incur merger-related costs in the range of $50 million to $60 million, or an impact of approximately $(0.09) to $(0.11) per diluted share on Net Income and Funds From Operations (FFO) available to common shareholders during the third quarter. The company will provide an update to its full year 2021 outlook to incorporate the impact of the merger, including the merger-related costs, on Net Income and FFO when it reports third quarter earnings.

The completion of the transaction follows the satisfaction of all conditions to the closing of the merger, including receipt of approvals of the merger by Kimco stockholders and Weingarten shareholders. Pursuant to the terms of the definitive merger agreement entered into by and between Kimco and Weingarten on April 15, 2021, Weingarten shareholders are entitled to receive 1.408 newly issued shares of Kimco common stock plus $2.20 in cash, after adjustment for the Weingarten special dividend of $0.69 per Weingarten common share paid on August 2, for each Weingarten common share that they owned immediately prior to the effective time of the merger. The common stock of the combined company will trade under the symbol “KIM” on the NYSE, and Weingarten’s common shares will be suspended from trading on the NYSE effective as of the opening of trading on August 4, 2021.

Barclays and Lazard acted as financial advisors and Wachtell, Lipton, Rosen & Katz acted as legal advisor to Kimco in connection with the merger. J.P. Morgan acted as exclusive financial advisor and Dentons acted as legal advisor to Weingarten.

Listed on the New York Stock Exchange (KIM)	NEWS RELEASE

About Kimco

Kimco Realty Corp. (NYSE:KIM) is a real estate investment trust (REIT) headquartered in Jericho, N.Y. that is North America’s largest publicly traded owner and operator of open-air, grocery-anchored shopping centers and mixed-use assets. The company’s portfolio is primarily concentrated in the first-ring suburbs of the top major metropolitan markets, including those in high barrier-to-entry coastal markets and rapidly expanding Sun Belt cities, with a tenant mix focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Kimco is also committed to leadership in environmental, social and governance (ESG) issues and is a recognized industry leader in these areas.  Publicly traded on the NYSE since 1991, and included in the S&P 500 Index, the company has specialized in shopping center ownership, management, acquisitions, and value enhancing redevelopment activities for more than 60 years. As of June 30, 2021, the company owned interests in 398 U.S. shopping centers and mixed-use assets comprising 70 million square feet of gross leasable space. For further information, please visit www.kimcorealty.com

The company announces material information to its investors using the company’s investor relations website (investors.kimcorealty.com), SEC filings, press releases, public conference calls, and webcasts. The company also uses social media to communicate with its investors and the public, and the information the company posts on social media may be deemed material information. Therefore, the company encourages investors, the media, and others interested in the company to review the information that it posts on the social media channels, including Facebook (www.facebook.com/KimcoRealty), Twitter (www.twitter.com/kimcorealty), YouTube (www.youtube.com/kimcorealty) and LinkedIn (www.linkedin.com/company/kimco-realty-corporation). The list of social media channels that the company uses may be updated on its investor relations website from time to time.

Listed on the New York Stock Exchange (KIM)	NEWS RELEASE

Safe Harbor Statement
This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Kimco Realty Corporation (“KIM”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.  Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties, which include, without limitation, risks and uncertainties associated with: failure to realize the expected benefits of the merger; significant transaction costs and/or unknown or inestimable liabilities related to the merger; the risk of shareholder litigation in connection with the merger; the risk that WRI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company; the possibility that, if KIM does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of KIM’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to KIM; KIM’s ability to raise capital by selling its assets;  changes in governmental laws and regulations and management’s ability to estimate the impact of such changes; the level and volatility of interest rates and management’s ability to estimate the impact thereof; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); the availability of suitable acquisition, disposition, development and redevelopment opportunities, and risks related to acquisitions not performing in accordance with our expectations; valuation and risks related to KIM’s joint venture and preferred equity investments; valuation of marketable securities and other investments, including the shares of Albertsons Companies Inc. common stock held by KIM; increases in operating costs; changes in the dividend policy for KIM’s common and preferred stock and KIM’s ability to pay dividends; the reduction in KIM’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center; impairment charges; unanticipated changes in KIM’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; and other risks and uncertainties, including those described from time to time under the caption “Risk Factors” and elsewhere in KIM’s Securities and Exchange Commission (“SEC”) filings and reports, including KIM’s Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent Quarterly Reports on Form 10-Q.  Moreover, other risks and uncertainties of which KIM is not currently aware may also affect KIM’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements. KIM does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

###
CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy
Kimco Realty Corporation1-866-831-4297
dbujnicki@kimcorealty.com